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                                                            EXHIBIT 10.28

[BANKONE LOGO]

                           CHANGE IN TERMS AGREEMENT

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
  PRINCIPAL         LOAN DATE      MATURITY       LOAN NO.       CALL      COLLATERAL     ACCOUNT        OFFICER   INITIALS
$3,000,000.00                      11-04-2001                    118876        49         2756603833       480

BORROWER: THE TRIZETTO GROUP, INC. A DELAWARE          LENDER: Bank One, Colorado, NA
          CORPORATION                                          Corporate Lending-Boulder
          567 SAN NICOLAS DRIVE, SUITE 360                     1125 17th Street
          NEWPORT BEACH, CA 92660                              Denver, CO 80217
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THIS CHANGE IN TERMS AGREEMENT ("Agreement") is executed effective as of
November 4, 2000 by THE TRIZETTO GROUP, INC., A DELAWARE CORPORATION
("Borrower") and acknowledged and agreed to by Bank One, Colorado, NA
("Lender").

    WHEREAS, a loan ("Loan") was made to Borrower in the amount of $3,000,000.00, evidenced by a promissory note (as renewed, extended or modified, the "Note") dated October 27, 1999, executed and delivered by Borrower in the principal amount of the Loan; and

    WHEREAS, the Note and all credit agreements, loan agreements, guaranties, security agreements, deeds of trust, mortgages, and all other instruments and documents executed in connection with the Note are collectively described herein as the "Related Documents"; and

    WHEREAS, Lender is the owner and holder of the Note and all other Related
    Documents; and

    WHEREAS, the parties hereto now propose to modify certain terms of the Note as provided herein.

    NOW THEREFORE, for and in consideration of the premises and the mutual covenants and agreements contained herein, and further good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

    MATURITY DATE. The maturity date of the Note shall be November 4, 2001
    ("Maturity Date"), when the unpaid principal balance of the Note, together with all accrued but unpaid interest thereon, shall be due and payable.

    INTEREST RATE. As of the effective date hereof, interest on the principal balance of the Note from time to time remaining unpaid prior to maturity shall be payable at the following rate:

    The interest rate on this Note is subject to fluctuation based upon the Prime Rate of Interest in effect from time to time (the "Index") (which rate may not be the lowest, best or most favorable rate of interest which Lender may charge on loans to its customers). "Prime Rate" shall mean the rate announced from time to time by Lender as its prime rate. Each change in the rate to be charged on this Note will become effective without notice on the same day as the Index changes. Except as otherwise provided herein, the unpaid principal balance of this Note will accrue interest at a rate per annum which will from time to time be equal to the sum of the Index, plus 0.500%. NOTICE: Under no circumstances will the Interest rate on this Agreement be more than the maximum rate allowed by applicable law.

    PAYMENT TERMS. The Note, as modified hereby, shall be payable as follows:

    PAYMENT. This Note shall be payable as follows: Interest shall be due and payable monthly as it accrues, commencing on December 4, 2000 and continuing on the same day of each month thereafter during the term of this Note, and the outstanding principal balance of this Note, together with all accrued but unpaid interest, shall be due and payable on November 4, 2001. The annual interest rate for this Agreement is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at the address designated by Lender from time to time in writing.
    If any payment of principal of or interest on this Agreement shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day. As used herein, the term "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which national banking associations are authorized to be closed. Unless otherwise agreed to, in writing, or otherwise required by applicable law, payments will be applied first to accrued, unpaid interest, then to principal, and any remaining amount to any unpaid collection costs, late charges and other charges, provided, however, upon delinquency or other default, Lender reserves the right to apply payments among principal, interest, late charges, collection costs and other charges at its discretion. The books and records of Lender shall be prima facie evidence of all outstanding principal of and accrued but unpaid interest on this Agreement. This Note may be executed in connection with a loan agreement. Any such loan agreement may contain additional rights, obligations and terms.

    Borrower hereby expressly promises to pay to the order of Lender the principal amount of the Note and all accrued but unpaid interest now or hereafter to become due and payable under the Note, as modified hereby.

    CURRENT NOTE BALANCE. As of the effective date hereof, the outstanding principal balance of the Note is $0.00.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $20.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

LINE OF CREDIT. This Agreement evidences a revolving line of credit. Borrower may request advances and make payments hereunder from time to time, provided that it is understood and agreed that the aggregate principal amount outstanding from time to time hereunder shall not at any time exceed the Total
Principal Amount. The unpaid principal balance of this Agreement shall increase and decrease with each new advance or payment hereunder, as the case may be.
Subject to the terms hereof, Borrower may borrow, repay and reborrow hereunder.
Advances under this Agreement, as well as directions for payment from Borrower's accounts, may be requested orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the Note and all other Related Documents remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligations(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions. Borrower agrees that there are no claims or offsets against, or defenses or counterclaims to, the payment of the Note.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE
PROVISIONS OF THIS AGREEMENT, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS.
BORROWER AGREES TO THE TERMS OF THE AGREEMENT AND ACKNOWLEDGES RECEIPT OF A
COMPLETED COPY OF THE AGREEMENT.

BORROWER:

THE TRIZETTO GROUP, INC., A DELAWARE CORPORATION

By: /s/ MICHAEL J. SUNDERLAND
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        JEFFREY H. MARGOLIS, PRESIDENT AND CEO

  Michael J. Sunderland, Senior Vice President of Finance and CFO

ACCEPTED AND AGREED:

Bank One, Colorado, NA

By:
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Title:
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